May 31, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone Strategic Income Fund

Supplement to the Prospectus and Summary Prospectus Dated November 30, 2012 and the

Statement of Additional Information Dated April 26, 2013

Notice of Changes to the Touchstone Strategic Income Fund

At a meeting held on May 23, 2013 (the “Meeting”), the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended, unanimously approved the addition of a breakpoint in the advisory fee schedule for the Touchstone Strategic Income Fund (the “Fund”).  The current advisory fee paid by the Fund to its investment advisor, Touchstone Advisors, Inc. (the “Advisor”), is 0.70% of the Fund’s average daily net assets. Effective immediately, the Fund will pay the Advisor an advisory fee of 0.70% on the first $500 million of the Fund’s average daily net assets and 0.60% on assets over $500 million.

At the Meeting, the Board also approved a change to the name of the Fund.  Effective immediately, the Fund will be renamed the Touchstone Flexible Income Fund.  The name change does not reflect a change in the Fund’s investment goals or investment strategies but highlights the flexible approach in which the Fund’s sub-advisor, Fifth Third Asset Management, Inc., may pursue its investment goals.  Accordingly, all references to the Fund are replaced with “Touchstone Flexible Income Fund”.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54DD-TST-FFSAX-S5-1211